INVESTOR PRESENTATION THIRD QUARTER 2024

2 FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and ChoiceOne . Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “predicts,” “projects,” “may,” “could,” “look forward,” “continue”, “future”, and variations of such words and similar expressions are intended to identify such forward - looking statements . All statements with references to future time periods are forward - looking . These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence . Therefore, actual results and outcomes may materially differ from what may be expressed, implied or forecasted in such forward - looking statements . Furthermore, ChoiceOne undertakes no obligation to update, amend, or clarify forward - looking statements, whether as a result of new information, future events, or otherwise . Additional risk factors include, but are not limited to, the risk factors described in Item 1 A in ChoiceOne’s Annual Report on Form 10 - K for the year ended December 31 , 2023 . NON - GAAP FINANCIAL MEASURES In addition to results presented in accordance with GAAP, this presentation includes certain non - GAAP financial measures . ChoiceOne believes these non - GAAP financial measures provide additional information that is useful to investors in helping to understand underlying financial performance and condition and trends of ChoiceOne . Non - GAAP financial measures have inherent limitations . Readers should be aware of these limitations and should be cautious with respect to the use of such measures . To compensate for these limitations, we use non - GAAP measures as comparative tools, together with GAAP measures, to assist in the evaluation of our operating performance or financial condition . Also, we ensure that these measures are calculated using the appropriate GAAP or regulatory components in their entirety and that they are computed in a manner intended to facilitate consistent period - to - period comparisons . ChoiceOne’s method of calculating these non - GAAP measures may differ from methods used by other companies . These non - GAAP measures should not be considered in isolation or as a substitute for those financial measures prepared in accordance with GAAP or in - effect regulatory requirements . Where non - GAAP financial measures are used, the most directly comparable GAAP or regulatory financial measure, as well as the reconciliation to the most directly comparable GAAP or regulatory financial measure, can be found in this presentation .

3 Our vision is to be the best bank in Michigan. Our mission is to provide superior service, quality advice, and show utmost respect to everyone we meet.

4 Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified Note: All dollars in millions COMPANY PROFILE ChoiceOne Bank maintains the community feel of a small - town bank with the technological capabilities and product offerings of a larger bank ChoiceOne Financial Services, Inc . (“COFS”) was incorporated in 1986 as a Michigan corporation . ChoiceOne Bank was founded in 1898 (then called Sparta State Bank) in Sparta, MI at the corner of Division and Union Street . Over its more than 125 - year history, COFS has grown significantly, due in part to its merger with County Bank Corp . ( $ 673 million in assets) and acquisition of Community Shores Bank Corporation ( $ 244 million in assets) . Today, COFS is a $ 2 . 7 billion bank holding company listed on the NASDAQ stock exchange with a market capitalization of $ 277 million as of September 30 , 2024 . COFS prides itself on maintaining the community feel of a small - town bank with the technological capabilities and product offerings of a larger bank . Personal Banking Provides full array of banking services including checking, savings, CDs/money markets and HSAs, complete with online and mobile banking solutions . Business Banking Business banking offers business and agriculture loans, treasury services and public funds . Mortgage Lending A comprehensive offering of residential mortgage options including fixed and adjustable - rate mortgages . Wealth Management Wealth Management provides two delivery channels – The Private Bank and Retail Investment Services . The Wealth Management team is experienced, nimble and responsive to client needs . Areas of expertise include investing, lending, banking, and trust services . Coast to Coast Coverage Through 35 locations across western and southeastern Michigan, ChoiceOne Bank leverages advanced technology, innovative services, and tailored solutions for its customers . SUMMARY FINANCIALS (9/30/2024) Total Assets $2,726 Deposits $2,208 Gross Loans (Incl. HFS) $1,510 Market Cap $277 Annualized ROAA 1.09% Annualized ROAE 12.36% Annualized Dividend Yield 3.5% P/E Ratio (TTM) 9.8x MAP OF LOCATIONS Branch Location OVERVIEW

AWARDS & ACCOMPLISHMENTS

With an abundance of accolades & awards, ChoiceOne Bank has been recognized as a top-tier community bank in Michigan and in the banking industry.

Named Best Small Bank by Newsweek 3 Years in a row
2023, 2022, 2021

2024 dotCOMM Awards

choiceone.bank GOLD AWARD Honoring Excellence in Web Creativity and Digital Communication

SBA Michigan 504 Third Party Lender of the Year Award
(Fiscal Year 2023)

Financial Literacy Award
(Michigan Bankers Association) 2024, 2023, 2022, & 2020

Partner of the Michigan Community Fund
(Recognized for Supporting Affordable Housing – 2023)

MCDC 2023 Lender of the Year

Mastercard Doing Well By Doing Good
(**Segment Award** – 2022)

American Bankers Association	ABA Foundation Community Commitment Awards *(Economic Inclusion Honorable Mention – 2021)*
FINOVATE AWARDS	Best Small Business Solutions Nomination *(Finovate Awards – 2019)*
CardRates.com	Editor's Choice Award for Community Commitment *(Cardrates.com – 2019)*
AAF	Silver Addy *(AAF – 2019)*
Business Journal	Newsmaker Finalist of the Year *(Grand Rapids Business Journal – 2019 & 2018)*
truenorth community services	True North Community Partner Award *(True North Community Services – 2019 & 2018)*
BankDirector	Startup Innovation Finalist with Plinqit *(Bank Director Best of FinXTech – 2019 & 2018)*
BAI	Global Innovation Awards Nominee *(BAI – 2018)*
Independent Banker	National Top 20 Most Innovative Community Bank *(Independent Banker – 2018)*

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6 MANAGEMENT TEAM Mr . Michael J . Burke Jr . has served as President at ChoiceOne since May 2020 and oversees lending and operations . Previously, he served as President, CEO, COO and Director at Lakestone Bank & Trust which was merged into ChoiceOne . Mr . Burke is highly involved in organizations in Southeast Michigan including the Lapeer Development Corporation and McLaren Lapeer Region Board of Trustees . Mr . Burke holds a Bachelor of Arts degree in Finance from the University of Michigan - Flint . MICHAEL J. BURKE, JR. | PRESIDENT Mr . Adom Greenland is the Executive Vice President, Chief Financial Officer and Treasurer at ChoiceOne . Mr . Greenland joined ChoiceOne in 2013 with various roles including Chief Operating Officer overseeing technology and bank operations . Prior to joining ChoiceOne he worked as a Certified Public Accountant at PwC for over 10 years, which included an international rotation in London, England . He holds both a Bachelor's degree and Master's degree in Accounting from Michigan State University . Mr . Kelly J . Potes, CFP, joined ChoiceOne Bank in 1984 and has held various management positions including Assistant Controller, Bank Investment Portfolio Manager, Head of ALCO, Head of Bank Retail Services, and Head of Investment Services . In 1998 , he left ChoiceOne Bank to become the President and Owner of Kent - Ottawa Investment Advisors, an investment advisory firm . In 2001 , he returned to ChoiceOne Bank as Senior Vice President of Retail Services, and General Manager of ChoiceOne Insurance Agencies, Inc . before being named Chief Executive Officer in 2016 . ADOM J. GREENLAND | EVP & CFO KELLY J. POTES | CEO Mr . Bradley A . Henion is the Executive Vice President and Chief Lending Officer of ChoiceOne Bank . Mr . Henion joined ChoiceOne in 2015 having previously held Senior Vice President positions with GreenStone Farm Credit Services in East Lansing, MI, and Bank of America (formerly LaSalle Bank) in Grand Rapids, MI . Mr . Henion holds a Master of Business Administration in Finance from Baker College and has a Bachelor of Science in Accountancy from Ferris State University . BRADLEY A. HENION | EVP & CLO "With a vision to be the best bank in Michigan and a mission to provide superior service, quality advice, and show utmost respect to everyone we meet, our tech - savvy community bank is prepared to meet our customers’ financial needs, however they choose, and build solid personal relationships . ” - Kelly J . Potes

7 MANAGEMENT TEAM (CONT.) Mr . Jamula has served as the Senior Vice President of Wealth Management since 2021 . Mr . Jamula has over 28 years of banking experience, which includes sales leadership positions at TCF Bank, Chemical Bank and Fifth Third Bank covering Wealth Management and Private Banking . Mr . Jamula holds a Bachelor of Business Administration in Accounting from Grand Valley State University . ROB JAMULA | SVP WEALTH MANAGEMENT Mr . McCarthy joined ChoiceOne as Senior Vice President, Muskegon Market Executive in 2020 . With a career spanning 28 years in commercial banking with community banks in West Michigan, McCarthy began working as a Credit Analyst and progressed to Senior Vice President and Chief Lending Officer before joining ChoiceOne . Mr . McCarthy has a Bachelor of Arts in Financial Administration from Michigan State University, East Lansing . Supporting his community, he is active in the Community Foundation for Muskegon County, No More Sidelines, Michigan Irish Music Festival and youth sports . Ms . Heather D . Brolick has been Chief Human Resources Officer of ChoiceOne Bank since October 2020 following its acquisition of Community Shores Bank Corporation . Ms . Brolick served as Director, President and Chief Executive Officer of Community Shores Bank Corporation and Community Shores Bank From 2006 until 2020 . Ms . Brolick also currently serves as a Board member and Chairperson of the Board of Directors of Harbor Hospice and a Board member and Chairperson of the Board of Harbor Hospice Foundation, among others . BRENT MCCARTHY| SVP & CCO HEATHER D. BROLICK | EVP & CHRO Ms . Shelly M . Childers has served as Senior Vice President and Chief Information Officer at ChoiceOne Bank since 2019 . Prior to that Ms . Childers was the Senior Vice President and Chief Information Officer at Lakestone Bank and Trust . Ms . Childers has over 25 years of experience leading both the operational and digital sides of banking technology . Her background also includes experience in leading bank technology through acquisitions, mergers, and software conversions . Ms . Childers holds a Bachelor of Business Administration and Finance from the University of Michigan . SHELLY M. CHILDERS | SVP & CIO

8 Source: S&P Capital IQ Pro, as of 6/30/2024 Note: All dollars in thousands (1) Other MI includes branches not located in an MSA, including those in the cities of Fremont, Grant and Newaygo GEOGRAPHIC FOOTPRINT GRAND RAPIDS - KENTWOOD, MI 11 Locations $767,298 Deposits 2.57% Market Share 10 Market Rank SOUTHEASTERN MI (DETROIT MSA) 15 Locations $864,145 Deposits 0.43% Market Share 14 Market Rank MUSKEGON, MI 5 Locations $339,131 Deposits 16.04% Market Share 4 Market Rank Other MI (1) 4 Locations $156,105 Deposits NA Market Share NA Market Rank MAP OF LOCATIONS SCALE IN LEGACY MARKETS BY MSA

M&A HISTORY

COFS has completed three whole bank M&A deals, most recently, the merger of equals with County Bank Corp. in 2019 and an acquisition of Community Shores Bank Corporation in 2020

COFS M&A HISTORY

Transaction Overview			Deal Profile (Announcement)		Target Operating Metrics (Quarter Before Announcement)		
Target	Target City, State	Announcement Date	Deal Value	Consideration	Total Assets	Gross Loans	LTM ROAA
COMMUNITY	Muskegon, MI	1/6/2020	$21.9	76.5% Stock / 23.5% Cash	$185.1	$147.2	0.49%
CBC County Bank Corp	Lapeer, MI	3/25/2019	$89.0	100.0% Stock / 0.0% Cash	$616.6	$363.9	1.13%
	Kent City, MI	4/25/2006	$29.0	99.9% Stock / 0.1% Cash	$216.4	$150.7	0.99%

FENTURA Financial, Inc.

Announced-Pending

- ChoiceOne entered into a definitive merger agreement with Fentura Financial, Inc. ("Fentura") on July 25, 2024. Fentura is the parent company of The State Bank, with $1.8 billion in assets as of June 30, 2024, and has 20 branches and a loan production office in the following counties of Michigan: Genesee, Ingham, Jackson, Livingston, Oakland, Saginaw, and Shiawassee. Completion of the merger is subject to the satisfaction of customary closing conditions, including receipt of required regulatory and shareholder approvals.



choice one 35 Locations

FENTURA Financial, Inc. 21 Locations

Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified
Note: All dollars in millions, unless otherwise noted; deals sorted by announcement date

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FINANCIAL SUMMARY

11 Source: Numbers based on ChoiceOne internal data as of 9/30/2024 exc. where spec. identified; Note: All dollars in thousands (1) Includes $138.0 million, $33.1 million and $0 in PPP loans in 2020, 2021 and 2022, respectively (2) Core loans - exclude Paycheck Protection Program (“PPP”) loans, held for sale loans, and loans to other financial institutions. Loans held for sale were $5.2 million and $6.0 million in Q3 2023 and Q3 2024, respectivel y Loans to other financial institutions were $23.8 million and 38.5 million in Q3 2023 and Q3 2024, respectively HISTORIC BALANCE SHEET GROWTH – COFS Total Equity Total Deposits Gross Loans (Including Held For Sale) (1) Total Assets PPP 14.0% Core loan (2) growth for the trailing 12 months $1,919,342 $2,366,682 $2,385,915 $2,576,706 $2,726,003 $ - $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 2020 2021 2022 2023 2024 Q3 $1,117,798 $1,068,831 $1,194,616 $1,415,363 $1,509,944 $ - $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 2020 2021 2022 2023 2024 Q3 $1,674,578 $2,052,294 $2,118,003 $2,122,055 $2,208,228 $ - $500,000 $1,000,000 $1,500,000 $2,000,000 2020 2021 2022 2023 2024 Q3 $227,268 $221,669 $168,874 $195,634 $247,746 $ - $50,000 $100,000 $150,000 $200,000 $250,000 2020 2021 2022 2023 2024 Q3

ATTRACTIVE DEPOSIT MIX – CHOICEONE BANK

Deposit Mix and Detail (9/30/2024)



Jumbo CDs (> $250k)
9%
Retail CDs (≤ $250k)
9%
Transaction-Non interest bearing
24%
MMDA & Sav.
28%
Transaction-Interest bearing
30%

	Balance	% of Total
Transaction	$1,186,077	53.7%
MMDAs & Savings	622,793	28.2%
Retail CDs (≤ $250K)	196,405	8.9%
Jumbo CDs (> $250K)	202,953	9.2%
Total Deposits	**$2,208,228**	**100.0%**

Checking and Savings Deposit Mix (9/30/2024) (1)



Public Funds-Savings
9%
Public Funds-Transactional
13%
Business-Transactional
26%
$1.8 Billion
Retail-Savings
22%
Business-Savings
11%
Retail-Transactional
19%

Commentary

- Diverse local deposit franchise of retail, business, and municipal accounts
- Launched new treasury management platform in 2023 with best-in-class functionality
- At 9/30/2024 Non-interest-bearing deposit base of $521.1 million or 24% of deposits
- 39.1% of total deposits exceed the FDIC limit of $250,000, as of 9/30/2024
- Diversified offerings such as Intrafi's CDARS and ICS products that increase depositors' FDIC coverage
- ChoiceOne continues to be proactive in managing its liquidity position at September 30, 2024. Total available borrowing capacity secured by pledged assets was $780.6 million. ChoiceOne can increase its capacity by utilizing unsecured federal fund lines and pledging additional assets.

Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified
Note: All dollars in thousands
(1) Saving accounts include MMDAs

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13 2.50% 5.00% 0.90% 2.01% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Q1 15 Q1 16 Q1 17 Q1 18 Q1 19 Q1 20 Q1 21 Q1 22 Q1 23 Q1 24 Fed Funds Upper Bound Cost of Interest Bearing Deposits Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 NIB Deposits IB Deposits Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified Note: All dollars in thousands; costs are annualized on a quarterly basis (1) Source: S&P Capital IQ Pro. ATTRACTIVE DEPOSIT MIX – CHOICEONE BANK (CONT.) ▪ Deposits, excluding brokered deposits, increased $102.1 million or an annualized 19.5% in the third quarter of 2024 and $117.6 million or 5.7% during the twelve months since September 30, 2023. The increase in deposits is a combination of new business, and recapture of deposit losses from the prior year. ▪ Non - interest - bearing and transactional account balances drive lower cost of deposits ▪ Management team has demonstrated historical success of controlling deposit costs in previous interest rate cycle Deposit Mix and Detail (9/30/2024) Commentary Historic Cost of Interest - Bearing Deposits vs Fed Funds (1) $2,126,679 $2,208,228 $2,113,195 26% 25% 23% 75% 74% 77% 24% 76% $2,122,055 76% 24% $2,185,848 Spread to Fed Funds of 160 BPS Spread to Fed Funds of 299 BPS 1.36% 1.57% 1.65% 1.56% 1.53% 1.81% 2.11% 2.16% 2.05% 2.01% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Cost of Deposits Cost of Interest bearing Deposits

14 Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified Note: All dollars in thousands; yields are annualized on a quarterly basis (1) Detail by types per call report codes ATTRACTIVE LOAN MIX – CHOICEONE BANK ▪ Strong commercial real estate portfolio - 45% of CRE loans are owner occupied ▪ QTD Yield on loans of 6.34% ▪ $486 million of loans classified as variable or 32% of portfolio ▪ $422.0 million of loans are set to reprice or mature within one year or less or 28% of portfolio ▪ Weighted average duration of loan portfolio of 1.8 years ▪ Active residential real estate lending with sold (primarily service retained) and portfolio mortgages Loan Mix and Detail (9/30/2024) (1) Commentary Loan to Deposit Ratio Constr. & Development 4% 1 - 4 Family 25% Multifamily 6% Owner Occ. Comm. RE 20% Non Own. Occ. Comm. RE 25% Comm. & Industrial 14% Farm & Agriculture 3% Consumer 3% 57.7% 61.0% 61.7% 66.7% 65.2% 67.9% 68.4% 46% 48% 50% 52% 54% 56% 58% 60% 62% 64% 66% 68% 70% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Balance % of Total Loans Construction & Development $61,260 4.0% 1-4 Family 378,395 25.1% Multifamily 84,480 5.6% C&I 219,110 14.5% Farm & Agricultural 47,852 3.2% Consumer, Leases & Other 41,635 2.8% CRE – Owner Occupied 303,650 20.1% CRE – Non-Owner Occupied 373,562 24.7% Total CRE $677,212 44.8% Total Loans $1,509,944 100.0%

15 Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified (1) Detail by types per purpose code for call report code 1E2 loans NON - OWNER OCCUPIED COMMERCIAL REAL ESTATE ▪ Diversified local CRE portfolio with average loan size of $1.2 million. ▪ 20% of the office space within the loan portfolio is allocated for medical use. ▪ High performing portfolio with only 0.14% of NOO CRE considered nonperforming. NOO CRE COMPOSITION (9/30/2024) Non - Owner Occupied Commercial Real Estate Industrial , 5% Office , 3% Retail , 6% Hotel , 5% Assisted Living , 2% Other NOO CRE , 4% Total Loan Portfolio (Excluding NOO CRE) , 75% Balance (1) % of NOO CRE % of Total Loans Industrial $70,712,889 19% 5% Office 50,175,681 14% 3% Retail 93,933,958 25% 6% Hotel 67,963,555 18% 5% Assisted Living 30,043,427 8% 2% Other NOO CRE 60,732,080 16% 4% Total $373,561,589 100% 25%

INVESTMENT PORTFOLIO – COFS

Securities Portfolio Breakdown (1)



US Treasury Bonds and Agency 10%
Commercial Mortgage Backed 25%
State and MUNI - Taxable 19%
$890 Million (2)
Mortgage-Backed 13%
Asset-Backed Securities 1%
Corporate 2%
State and MUNI - Tax Exempt 30%

SECURITY PORTFOLIO HIGHLIGHTS

Total Portfolio	▪ COFS' total securities portfolio of $890 million consists of high-quality securities to be used for liquidity and cash flow ▪ $391.9 million of the portfolio is at held to maturity status. A large component of these securities are local issuance municipals or CRA ▪ 83% of securities are rated AA or higher ▪ Ample on balance sheet liquidity to fund future loan growth, including $114.5 million of cash flow from securities over the next two years
Yield & Interest Rate Risk	▪ COFS' securities income was $7.0 million, with a yield of 2.85% for the three months ended September 30, 2024 ▪ COFS' tax equivalent securities income was $7.3 million, with a yield of 3.01% for the three months ended September 30, 2024 (3) ▪ ChoiceOne has pay-fixed interest rate swaps with a total notional value of $401.0 million. These derivative instruments will increase in value as long-term interest rates rise, which helps offset the reduction in equity due to unrealized losses on securities available for sale ▪ Modified Duration of the portfolio is 4.93 years; however, the impact of the hedging strategy (including all $401 million of notional pay-fix swaps) reduces the modified duration to 2.16 years. Weighted average life of the portfolio was 5.77 years ▪ 81% of the portfolio is bullet-like in structure

Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified
(1) Securities portfolio breakdown is by book value and excludes equity securities
(2) Reported value of securities: Available for sale, at fair value and held to maturity, at amortized cost net of credit losses
(3) See Non-GAAP Reconciliation

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INTEREST RATE SWAPS

ChoiceOne uses interest rate swaps as part of our interest rate risk management strategy. Excluding back-to-back swaps on loans, ChoiceOne has pay-fixed interest rate swaps with a total notional value of $401.0 million with a weighted average coupon of approximately 3.07% and a weighted average remaining life of 7.65 years. These derivative instruments will increase in value as long-term interest rates rise, which helps offset the reduction in equity due to unrealized losses on securities available for sale.

INCOME IMPACT

	Actual				Projected (1)	
Swaps	**Total 2023**	**Q1 2024**	**Q2 2024**	**Q3 2024**	**Q4 2024**	**Total 2024**
Fixed Rate Securities (A)	3,390	945	1,004	1,175	718	3,842
Variable Deposits (B)			974	1,326	1,040	3,340
Terminated	(3,696)	(893)	(210)			(1,103)
Net Interest Income Impact	**(306)**	**52**	**1,768**	**2,501**	**1,758**	**6,079**

	Swaps	Notional Value	Coupon	Contract End	Fair Value at 9/30/24
A	Fixed Rate Securities	200,950	3.40%	2031-2032	(2,004)
B	Variable Deposits	200,000	2.75%	2032	6,410
		400,950	3.07% Average Coupon	Total	4,406

Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified
Note: All dollars in thousands
(1) Derivatives income impact assumes a SOFR rate of 4.83% in perpetuity. For each 25-basis point increase or decrease in SOFR rate from 4.83% projected quarterly net interest income will increase or decrease, respectively by approximately $250,000

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18 Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified (1) Net interest margin (tax - equivalent basis). See Non - GAAP reconciliation (2) Annualized quarter data (3) Adjusted for Merger related expenses. See Non - GAAP reconciliation FINANCIAL PERFORMANCE METRICS – COFS Efficiency Ratio & Noninterest Expense to Average Assets (2) (3) NIM (1) (2) ROAE (2) (3) ROAA (2) (3) 3.51% 3.14% 3.09% 2.83% 3.23% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2020 2021 2022 2023 2024 Q3 Non - Adjusted Adjusted for Merger Related Expenses 0.94% 1.02% 1.00% 0.85% 1.19% 0.10% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 2020 2021 2022 2023 2024 Q3 7.28% 9.79% 13.25% 12.00% 13.42% 1.06% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 2020 2021 2022 2023 2024 Q3 3.07% 2.45% 2.25% 2.21% 2.30% 2.20% 62.99% 63.85% 61.92% 65.48% 60.80% 58.22% 2020 2021 2022 2023 2024 Q3 Non-interest Expense/ Avg Assets Adjusted Non-interest Expense/ Avg Assets Efficiency Ratio Adjusted Efficiency Ratio

19 Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified Note: Non - interest Income amounts exclude gain (losses) on sale of securities, other assets, and changes in value of equity secu rities NON - INTEREST INCOME – COFS Diversified sources of non - interest income with multiple lines of business including Wealth and Trust Management 2022 2023 Nine Months Ended 9/30/2024 $15.8 Million $15.2 Million 13% 10% 61% 13% 6% 62% $12.6 Million 10% 7% 9% 8% 8% 10% 59% 15% 9% Gain on sale of Loans Service Charges & Interchange Wealth and Trust BOLI Revenue Other Fees Gain on sale of Loans Service Charges & Interchange Wealth and Trust BOLI Revenue Other Fees Gain on sale of Loans Service Charges & Interchange Wealth and Trust BOLI Revenue Other Fees

20 Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified (1) Excluding held for sale loans (2) Annualized quarter data ASSET QUALITY – COFS Historically strong credit metrics Net Charge - Offs / Average Loans (2) NPLs / Loans (1) Texas Ratio NPAs / Total Assets 1.10% Allowance for Credit Losses to Total Loans (1) 0.74% 0.52% 0.22% 0.13% 0.19% (0.10%) 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 2020 2021 2022 2023 2024 Q3 5.03% 3.47% 2.34% 1.23% 1.16% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2020 2021 2022 2023 2024 Q3 0.44% 0.24% 0.11% 0.07% 0.11% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% 2020 2021 2022 2023 2024 Q3 0.05% 0.03% 0.03% 0.03% 0.02% 0.00% 0.05% 0.10% 0.15% 0.20% 2020 2021 2022 2023 2024 Q3

21 Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified (1) See Non - GAAP Reconciliation CAPITAL Regulatory Ratios Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 ChoiceOne Financial Services, Inc. Total capital (to risk weighted assets) 13.7% 13.8% 13.5% 13.2% 13.2% 13.0% 13.3% 13.5% 15.0% Common equity Tier 1 capital (to risk weighted assets) 10.9% 11.1% 10.7% 10.5% 10.4% 10.3% 10.5% 10.7% 12.3% Tier 1 capital (to risk weighted assets) 11.2% 11.4% 11.0% 10.8% 10.7% 10.5% 10.7% 10.9% 12.5% Tier 1 capital (to average assets) 7.6% 7.9% 7.7% 7.7% 7.4% 7.5% 7.6% 7.7% 9.0% Total CRE Loans / Total Capital 154.0% 157.0% 171.2% 173.2% 186.3% 213.6% 206.8% 205.1% 193.3% Book value per share $ 20.86 $ 22.47 $ 22.43 $ 23.79 $ 24.02 $ 25.92 $ 27.36 $ 28.32 $ 27.65 Tangible book value per share (1) $ 12.47 $ 14.12 $ 14.12 $ 15.53 $ 15.80 $ 17.73 $ 19.21 $ 20.22 $ 20.82 Tangible book value per share excluding AOCI (1) $ 22.99 $ 23.67 $ 23.14 $ 23.61 $ 24.08 $ 24.56 $ 25.08 $ 25.67 $ 25.89 ChoiceOne Bank Total capital (to risk weighted assets) 12.8% 13.0% 13.0% 12.7% 12.7% 12.4% 12.6% 13.2% 13.1% Common equity Tier 1 capital (to risk weighted assets) 12.3% 12.5% 12.5% 12.2% 12.0% 11.8% 11.8% 12.5% 12.3% Tier 1 capital (to risk weighted assets) 12.3% 12.5% 12.5% 12.2% 12.0% 11.8% 11.8% 12.5% 12.3% Tier 1 capital (to average assets) 8.3% 8.7% 8.7% 8.7% 8.3% 8.4% 8.3% 8.8% 8.9% Total CRE Loans / Total Capital 165.5% 167.0% 177.8% 180.4% 194.4% 222.9% 218.2% 208.9% 221.8% On July 26, 2024, ChoiceOne completed an underwritten public offering of 1,380,000 shares of its common stock at a price to the public of $25.00 per share for aggregate gross proceeds of approximately $34.5 million before deducting underwriting discounts and estimated offering expenses.

COFS TRADES ON THE NASDAQ®

ChoiceOne trades on the NASDAQ Stock Exchange under its symbol, "COFS"

Market Makers in ChoiceOne Stock

D. A. Davidson & Co.
Nick Bicking
800.394.9230

Eugene Bodo
Managing Director, Institutional Equity Sales
Janney Montgomery Scott, LLC
O 215 665-6566, M 610 766-0015

Raymond James & Associates
Anthony LanFranca
312.655.2961

Stock Registrar & Transfer Agent

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, NY 10004-1561
212.509.4000

OTHER SELECTED HIGHLIGHTS – COFS

	Quarterly								
Performance Ratios	2022 3rd Qtr.	2022 4th Qtr.	2023 1st Qtr.	2023 2nd Qtr.	2023 3rd Qtr.	2023 4th Qtr.	2024 1st Qtr.	2024 2nd Qtr.	2024 3rd Qtr.
Annualized return on average assets	0.97%	1.13%	0.94%	0.86%	0.80%	0.82%	0.86%	0.99%	1.09%
Annualized return on average equity	14.11%	16.68%	13.42%	12.13%	11.31%	11.32%	11.26%	12.50%	12.36%
Annualized return on average tangible common equity (1)	21.96%	26.63%	20.64%	18.31%	16.55%	16.40%	15.81%	17.22%	16.29%
Net interest margin (GAAP)	3.08%	3.05%	3.02%	2.79%	2.64%	2.66%	2.67%	2.95%	3.17%
Net interest margin (fully tax-equivalent) (1)	3.15%	3.12%	3.09%	2.86%	2.70%	2.72%	2.74%	3.01%	3.23%
Efficiency ratio	61.06%	60.15%	65.40%	65.92%	65.74%	65.31%	64.55%	61.47%	60.80%
Annualized cost of funds	0.35%	0.59%	0.79%	1.29%	1.70%	1.91%	2.00%	1.92%	1.87%
Annualized cost of deposits	0.29%	0.47%	0.62%	0.98%	1.36%	1.57%	1.65%	1.56%	1.53%
Cost of interest bearing liabilities	0.48%	0.82%	1.08%	1.70%	2.18%	2.45%	2.53%	2.44%	2.38%
Shareholders' equity to total assets	6.63%	7.08%	7.00%	7.22%	7.04%	7.59%	7.74%	8.18%	9.09%
Tangible common equity to tangible assets (1)	4.07%	4.57%	4.52%	4.83%	4.74%	5.32%	5.56%	5.98%	7.00%
Annualized noninterest expense to average assets	2.25%	2.23%	2.34%	2.24%	2.14%	2.13%	2.09%	2.16%	2.30%
Loan to deposit	52.92%	56.40%	57.66%	61.02%	61.65%	66.70%	65.17%	67.87%	68.38%
Full-time equivalent employees	383	376	376	380	376	369	367	367	371

Asset Quality	2022 3rd Qtr.	2022 4th Qtr.	2023 1st Qtr.	2023 2nd Qtr.	2023 3rd Qtr.	2023 4th Qtr.	2024 1st Qtr.	2024 2nd Qtr.	2024 3rd Qtr.
(in thousands)									
Net loan charge-offs (recoveries)	$ 59	$ (12)	$ 28	$ 67	$ 148	$ 120	$ 51	$ 157	$ 87
Annualized net loan charge-offs (recoveries) to average loans	0.02%	0.00%	0.01%	0.02%	0.05%	0.04%	0.01%	0.04%	0.02%
Allowance for loan losses	7,457	7,619	15,065	14,582	14,872	15,685	16,037	16,152	16,490
Unfunded commitment liability	-	-	2,991	3,156	2,718	2,160	1,757	1,485	1,485
Allowance to loans (excludes held for sale)	0.66%	0.64%	1.24%	1.15%	1.14%	1.11%	1.13%	1.12%	1.10%
Non-Accruing loans	1,197	1,263	1,596	1,581	1,670	1,723	1,715	2,086	2,355
Nonperforming loans (includes OREO)	2,628	2,666	1,726	1,847	1,792	1,845	1,837	2,358	2,884
Nonperforming loans to total loans (excludes held for sale)	0.23%	0.22%	0.14%	0.15%	0.14%	0.13%	0.13%	0.16%	0.19%
Nonperforming assets to total assets	0.11%	0.11%	0.07%	0.07%	0.07%	0.07%	0.07%	0.09%	0.11%

Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified
(1) See Non-GAAP Reconciliation

23

24 Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified * Adjusted non - interest expense adjusted for certain non - cash items. ** Adjusted total income is the sum of net interest income and non - interest income adjusted for certain non - cash items. APPENDIX NON - GAAP RECONCILIATION Three Months Ended Annualized return on average assets September 30, 2024 (In Thousands) Net income $ 7,348 Plus merger related expenses net of tax 633 Adjusted net income $ 7,981 Average total assets $ 2,685,190 Annualized return on average assets 1.09% Plus Merger adjustment 0.10% Adjusted Annualized return on average assets 1.19% Three Months Ended Annualized return on average shareholders' equity September 30, 2024 (In Thousands) Net income $ 7,348 Plus merger related expenses net of tax 633 Adjusted net income $ 7,981 Average shareholders' equity $ 237,875 Annualized return on average assets 12.36% Plus Merger adjustment 1.06% Adjusted Annualized return on average assets 13.42% Three Months Ended Annualized non-interest expense / Average Assets September 30, 2024 (In Thousands) Non-interest expense $ 15,417 Less merger related expenses 645 Adjusted non-interest expense $ 14,772 Average total assets $ 2,685,190 Annualized non-interest expense / Average Assets 2.30% Less Merger adjustment 0.10% Adjusted annualized non-interest expense / Average Assets 2.20% Three Months Ended Efficiency ratio September 30, 2024 (In Thousands) Adjusted non-interest expense* $ 15,219 Less merger related expenses 645 Merger adjusted non-interest expense $ 14,574 Adjusted total income** $ 25,031 Efficiency ratio 60.80% Less Merger adjustment 2.58% Adjusted efficiency ratio 58.22%

25 Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified APPENDIX NON - GAAP RECONCILIATION (1) Adjusted to a fully tax - equivalent basis to facilitate comparison to the taxable interest - earning assets. The adjustment use s an incremental tax rate of 21%. The presentation of these measures on a tax - equivalent basis is not in accordance with GAAP but is customary in the banking industry. These non - GAAP measures ensure compara bility with respect to both taxable and tax - exempt loans and securities. Year ended December 31, 2023 2022 2021 2020 Rate Interest Rate Interest Rate Interest Rate Interest $ 67,415 $ 68,979 $ 62,137 $ 51,808 Net interest income (tax - equivalent basis) (Non - GAAP) (1) % 2.83% 3.09% 3.14% 3.51 Net interest margin (tax - equivalent basis) (Non - GAAP) (1) Reconciliation to Reported Net Interest Income 67,415 68,979 62,137 51,808 Net interest income (tax - equivalent basis) (Non - GAAP) (1) (1,530) (1,665) (1,513) (737) Adjustment for taxable equivalent interest $ 65,885 $ 67,314 $ 60,624 $ 51,071 Net interest income (GAAP) % 2.77% 3.01% 3.08% 3.38 Net interest margin (GAAP)

APPENDIX NON-GAAP RECONCILIATION

	Quarterly																	
	2022 3rd Qtr.		2022 4th Qtr.		2023 1st Qtr.		2023 2nd Qtr.		2023 3rd Qtr.		2023 4th Qtr.		2024 1st Qtr.		2024 2nd Qtr.		2024 3rd Qtr.	
	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate
Net interest income (tax-equivalent basis) (Non-GAAP) (1)	$ 17,709		$ 17,777		$ 17,410		$16,468		$ 16,609		$ 16,945		$ 16,871		$ 18,756		$ 20,631	
Net interest margin (tax-equivalent basis) (Non-GAAP) (1)		3.15 %		3.12 %		3.09 %		2.86 %		2.70 %		2.72 %		2.74 %		3.01 %		3.23 %
Reconciliation to Reported Net Interest Income																		
Net interest income (tax-equivalent basis) (Non-GAAP) (1)	17,709		17,777		17,410		16,468		16,609		16,945		16,871		18,756		20,631	
Adjustment for taxable equivalent interest	(371)		(411)		(398)		(377)		(383)		(390)		(397)		(385)		(383)	
Net interest income (GAAP)	$ 17,338		$ 17,366		$ 17,012		$16,091		$ 16,226		$ 16,555		$ 16,474		$ 18,371		$ 20,248	
Net interest margin (GAAP)		3.08 %		3.05 %		3.02 %		2.79 %		2.64 %		2.66 %		2.67 %		2.95 %		3.17 %

	2024 3rd Qtr.	
	Interest	Rate
Securities income (tax-equivalent basis) (Non-GAAP)	7,338	3.01%
Adjustment for taxable equivalent interest	(373)	
Securities income (GAAP)	6,965	2.85%

(1) Adjusted to a fully tax-equivalent basis to facilitate comparison to the taxable interest-earning assets. The adjustment uses an incremental tax rate of 21%. The presentation of these measures on a tax-equivalent basis is not in accordance with GAAP but is customary in the banking industry. These non-GAAP measures ensure comparability with respect to both taxable and tax-exempt loans and securities.

Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified

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APPENDIX NON-GAAP RECONCILIATION

(dollars in thousands)	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Shareholders' equity	$ 156,657	$ 168,874	$ 168,712	$ 179,240	$ 181,161	$ 195,634	$ 206,756	$ 214,519	$ 247,746
Less: goodwill	59,946	59,946	59,946	59,946	59,946	59,946	59,946	59,946	59,946
Less: core deposit intangible	3,062	2,809	2,557	2,304	2,057	1,854	1,651	1,448	1,250
Tangible common equity	$ 93,649	$ 106,119	$ 106,209	$ 116,990	$ 119,158	$ 133,834	$ 145,159	$ 153,125	$ 186,550
Common stock shares outstanding	7,510	7,516	7,522	7,535	7,541	7,548	7,556	7,574	8,960
Tangible book value per share	$ 12.47	$ 14.12	$ 14.12	$ 15.53	$ 15.80	$ 17.73	$ 19.21	$ 20.22	$ 20.82
Tangible common equity	$ 93,649	$ 106,119	$ 106,209	$ 116,990	$ 119,158	$ 133,834	$ 145,159	$ 153,125	$ 186,550
Less: accumulated other comprehensive income (loss), net	(78,982)	(71,797)	(67,878)	(60,921)	(62,470)	(51,578)	(44,324)	(41,301)	(45,446)
Tangible common equity excluding AOCI	$ 172,631	$ 177,916	$ 174,087	$ 177,911	$ 181,628	$ 185,412	$ 189,483	$ 194,426	$ 231,996
Common stock shares outstanding	7,510	7,516	7,522	7,535	7,541	7,548	7,556	7,574	8,960
Tangible book value per share excluding AOCI	$ 22.99	$ 23.67	$ 23.14	$ 23.61	$ 24.08	$ 24.56	$ 25.08	$ 25.67	$ 25.89

(dollars in thousands)	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Net income	$ 5,813	$ 6,684	$ 5,633	$ 5,213	$ 5,122	$ 5,293	$ 5,634	$ 6,586	$ 7,348
Less: intangible amortization (tax affected at 21%)	235	199	199	200	195	160	160	160	156
Adjusted net income	$ 5,578	$ 6,485	$ 5,434	$ 5,013	$ 4,927	$ 5,133	$ 5,474	$ 6,426	$ 7,192
Average shareholders' equity	$ 164,758	$ 160,284	$ 167,952	$ 171,912	$ 181,219	$ 187,099	$ 200,177	$ 210,742	$ 237,875
Less: average goodwill	59,946	59,946	59,946	59,946	59,946	59,946	59,946	59,946	59,946
Less: average core deposit intangible	3,220	2,942	2,687	2,435	2,188	1,960	1,756	1,553	1,355
Average tangible common equity	$ 101,592	$ 97,396	$ 105,319	$ 109,531	$ 119,085	$ 125,193	$ 138,475	$ 149,243	$ 176,574
Return on average tangible common equity	21.96%	26.63%	20.64%	18.31%	16.55%	16.40%	15.81%	17.22%	16.29%

(dollars in thousands)	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Total Assets	$ 2,363,529	$ 2,385,915	$ 2,409,886	$ 2,483,726	$ 2,574,196	$ 2,576,706	$ 2,670,699	$ 2,623,067	$ 2,726,003
Less: goodwill	59,946	59,946	59,946	59,946	59,946	59,946	59,946	59,946	59,946
Less: core deposit intangible	3,062	2,809	2,557	2,304	2,057	1,854	1,651	1,448	1,250
Tangible assets	$ 2,300,521	$ 2,323,160	$ 2,347,383	$ 2,421,476	$ 2,512,193	$ 2,514,906	$ 2,609,102	$ 2,561,673	$ 2,664,807
Tangible common equity	$ 93,649	$ 106,119	$ 106,209	$ 116,990	$ 119,158	$ 133,834	$ 145,159	$ 153,125	$ 186,550
Tangible common equity to tangible assets	4.07%	4.57%	4.52%	4.83%	4.74%	5.32%	5.56%	5.98%	7.00%

Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified

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APPENDIX QUARTERLY AVERAGE BALANCES AND TAX-EQUIVALENT INTEREST RATES

(Dollars in thousands)	Three Months Ended September 30, 2023			Three Months Ended June 30, 2024			Three Months Ended September 30, 2024		
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
Assets:									
Loans (1)(3)(4)(5)	$ 1,278,421	$ 17,779	5.52 %	$ 1,435,966	$ 21,981	6.16 %	$ 1,460,033	$ 23,262	6.34 %
Taxable securities (2)	741,287	5,345	2.86	696,023	5,471	3.16	681,578	5,563	3.25
Nontaxable securities (1)	294,498	1,797	2.42	290,258	1,785	2.47	289,335	1,775	2.44
Other	128,704	1,766	5.44	80,280	1,092	5.47	108,019	1,473	5.43
Interest-earning assets	2,442,910	26,687	4.33	2,502,527	30,329	4.87	2,538,965	32,073	5.03
Noninterest-earning assets	125,330			145,189			146,225		
Total assets	$ 2,568,240			$ 2,647,716			$ 2,685,190		
Liabilities and Shareholders' Equity:									
Interest-bearing demand deposits	$ 856,485	$ 2,885	1.34 %	$ 876,344	$ 2,921	1.34 %	$ 916,459	$ 3,111	1.35 %
Savings deposits	357,687	462	0.51	333,056	649	0.78	329,613	728	0.88
Certificates of deposit	336,419	3,308	3.90	391,620	4,331	4.45	388,183	4,296	4.40
Brokered deposit	44,868	582	5.15	34,218	424	4.98	17,227	227	5.25
Borrowings	181,739	2,171	4.74	210,000	2,480	4.75	210,000	2,508	4.75
Subordinated debentures	35,413	413	4.62	35,596	412	4.65	35,658	413	4.61
Other	20,480	257	4.97	26,426	356	5.41	11,756	159	5.37
Interest-bearing liabilities	1,833,091	10,078	2.18	1,907,260	11,573	2.44	1,908,896	11,442	2.38
Demand deposits	540,497			516,308			519,511		
Other noninterest-bearing liabilities	13,433			13,406			18,908		
Total liabilities	2,387,021			2,436,974			2,447,315		
Shareholders' equity	181,219			210,742			237,875		
Total liabilities and shareholders' equity	$ 2,568,240			$ 2,647,716			$ 2,685,190		
Net interest income (tax-equivalent basis) (Non-GAAP)(1)		$ 16,609			$ 18,756			$ 20,631	
Net interest margin (tax-equivalent basis) (Non-GAAP) (1)			2.70 %			3.01 %			3.23 %
Reconciliation to Reported Net Interest Income									
Net interest income (tax-equivalent basis) (Non-GAAP)(1)		$ 16,609			$ 18,756			$ 20,631	
Adjustment for taxable equivalent interest		(383)			(385)			(383)	
Net interest income (GAAP)		$ 16,226			$ 18,371			$ 20,248	
Net interest margin (GAAP)			2.64 %			2.95 %			3.17 %

(1) Adjusted to a fully tax-equivalent basis to facilitate comparison to the taxable interest-earning assets. The adjustment uses an incremental tax rate of 21%. The presentation of these measures on a tax equivalent basis is not in accordance with GAAP but is customary in the banking industry. These non-GAAP measures ensure comparability with respect to both taxable and tax-exempt loans and securities.
(2) Taxable securities include dividend income from Federal Home Loan Bank and Federal Reserve Bank stock.
(3) Loans include both loans to other financial institutions and loans held for sale.
(4) Non-accruing loan and PPP loan balances are included in the balances of average loans.
(5) Interest on loans included net origination fees, accretion income, and PPP fees.

Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified

28

29 Source: Numbers based on ChoiceOne internal data as of 9/30/2024 except where specifically identified Note: Excludes loans held for sale APPENDIX LOANS BY LOAN CATEGORY (Dollars in thousands) Loans: Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Agricultural $ 63,347 $ 64,159 $ 55,995 $ 40,684 $ 43,290 $ 49,210 $ 41,950 $ 45,274 $ 49,147 Commercial and Industrial 208,590 210,210 217,063 224,191 222,357 229,915 231,222 224,031 229,232 Consumer 38,356 39,808 38,891 38,614 37,605 36,541 34,268 32,811 30,693 Commercial Real Estate 593,195 630,953 648,202 657,549 709,960 786,921 794,705 804,213 862,773 Construction Real Estate 14,299 14,736 13,939 16,734 16,477 20,936 17,890 18,751 14,555 Residential Real Estate 214,614 229,916 236,493 247,618 256,348 267,730 268,523 275,878 279,058 Loans to Other Financial Institutions 70 - - 38,838 23,763 19,400 30,032 36,569 38,492 Gross Loans 1,132,471 1,189,782 1,210,583 1,264,228 1,309,800 1,410,653 1,418,590 1,437,527 1,503,950 Less allowance for credit losses on loans 7,457 7,619 15,065 14,582 14,872 15,685 16,037 16,152 16,490 Loans, Net 1,125,014 1,182,163 1,195,518 1,249,646 1,294,928 1,394,968 1,402,553 1,421,375 1,487,460